UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2004

ARIZONA PUBLIC SERVICE COMPANY

(Exact name of registrant as specified in its charter)

Arizona	1-4473	86-0011170

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 North Fifth Street, P.O. Box 53999, Phoenix, Arizona		85072-3999

(Address of Principal Executive Offices)		(Zip Code)

(602) 250-1000

(Registrant’s telephone number, including area code)

NONE

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
Item 9.01. Financial Statements and Exhibits

ITEM 1.01 — ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Asset Purchase Agreement

     On December 14, 2004, Arizona Public Service Company (“APS”) and PPL Sundance Energy, LLC, a wholly-owned subsidiary of PPL Corporation (“PPL Sundance”) amended the Asset Purchase Agreement dated as of June 1, 2004 (the “Asset Purchase Agreement”), relating to the sale by PPL Sundance to APS of the assets comprising the 450 MW Sundance power plant located in Pinal County, Arizona. See Note 5 of Notes to Condensed Financial Statements in APS’ Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004.

     The Asset Purchase Agreement as in effect prior to the amendment provided that either party could terminate the Asset Purchase Agreement on or before January 10, 2005 if the Arizona Corporation Commission (the “ACC”) did not, on or before December 31, 2004, issue an order approving, among other things, the purchase of the power plant assets by APS. PPL Sundance and APS have amended the Asset Purchase Agreement to provide that either party may terminate the agreement on or before January 31, 2005 if the ACC does not issue such order on or before January 21, 2005. A copy of the amendment to the Asset Purchase Agreement is referenced as Exhibit 99.1 and is incorporated herein by reference.

2005 Incentive Plans

     On December 14, 2004, the Human Resources Committee (the “Committee”) of the Board of Directors of Pinnacle West Capital Corporation (the “Company” or “Pinnacle West”) approved the Chairman and CEO Variable Incentive Plan (the “CEO Incentive Plan”). The Company’s Chairman of the Board and CEO, William J. Post, is eligible to receive an incentive award under the CEO Incentive Plan. Incentive award funding under the CEO Incentive Plan is triggered by the attainment of specified 2005 Company earnings. The amount of the award to Mr. Post is in the sole discretion of the Committee. Accordingly, the Committee may consider factors other than 2005 Company earnings to measure Mr. Post’s performance.

     On December 15, 2004, the Company’s Board of Directors, acting on the recommendation of the Committee, approved the 2005 Officer Variable Incentive Plan (the “Officer Incentive Plan”). Each of the Company’s officers, as well as the officers of APS (currently 19 officers), are eligible to participate in the Officer Incentive Plan, including the following four most highly-compensated current executive officers (excluding the CEO) named in the Company’s proxy statement relating to its May 19, 2004 annual meeting: Jack E. Davis, President and Chief Operating Officer of the Company; Donald E. Brandt, Executive Vice President and Chief Financial Officer of the Company; James M. Levine, Executive Vice President, Generation of APS; and Steven M. Wheeler, Executive Vice President, Customer Service and Regulation of APS (the “Named Executive Officers”).

     The Officer Incentive Plan is composed of two components, one of which is based on the Company’s 2005 earnings and the other on the achievement of specified business unit results. Once a specified earnings threshold is met, the achievement of the level of earnings and business unit results generally determines what award, if any, the officer receives. However, the amount of the award, if any, to each officer under the Officer Incentive Plan is in the sole discretion of the Committee. Accordingly, the Committee may consider factors other than Company earnings and the achievement of business unit results to measure performance, including input from the CEO about each officer’s 2005 achievements.

     Subject to the foregoing, award opportunities (expressed as a percentage of the officer’s base salary) for the Chairman and CEO and the Named Executive Officers will be based on the following performance measures (weighted according to the indicated percentages):

Officer	Performance Measure(s)	Award Opportunity
William J. Post	Company Earnings	Threshold (63%) Midpoint (125%) Maximum (200%)
Jack E. Davis	Company Earnings	Threshold (37.5%) Midpoint (75%) Maximum (150%)
Donald E. Brandt	-Company Earnings (50%) -Shared Services Business Unit Results (Combined Generation Business Unit, Palo Verde Business Unit, and Delivery Business Unit Performance; Meeting or Exceeding Budget Targets; and Preventable Recordable Injuries) (50%)	-Company Earnings: Threshold (0%) Midpoint (25%) Maximum (50%) -Shared Services Business Unit Results (up to 50%)
James M. Levine	-Company Earnings (50%) -Generation Business Unit Results (Preventable Recordable Injuries; Coal & Nuclear Production Cost; APS Gas Units’ Annual Equivalent Availability Factor; Coal and Nuclear Capacity Factor; and Environmental) (50%)	-Company Earnings: Threshold (0%) Midpoint (25%) Maximum (50%) -Generation Business Unit Results (up to 50%)
Steven M. Wheeler	-Company Earnings (50%) -Delivery Unit Results (Preventable Recordable Injuries; Customer Satisfaction; Business Performance Trends; Customer Reliability; and Environmental Incidents) (50%)	-Company Earnings: Threshold (0%) Midpoint (25%) Maximum (50%) -Delivery Business Unit Results (up to 50%)

     Award opportunities for other executive vice presidents and senior vice presidents are up to 100% of base salary (up to 50% based on Company earnings and up to 50% based on the achievement of business unit results). Award opportunities for other officers are up to 70% of base salary (up to 35% based on Company earnings and up to 35% based on the achievement of business unit results).

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2005 Deferred Compensation Plan

     On December 15, 2004, the Company’s Board of Directors, acting on the Committee’s recommendation, authorized the Company’s management to adopt a new nonqualified deferred compensation plan applicable to post-2004 deferrals. No future deferrals will be permitted under Pinnacle West’s existing nonqualified deferred compensation plan, the Pinnacle West Capital Corporation, Arizona Public Service Company, SunCor Development Company, and El Dorado Investment Company Deferred Compensation Plan (the “Pre-2005 Plan”). The new plan will be based in large part on the Pre-2005 Plan, and is required as a result of the new tax law requirements imposed by Internal Revenue Code Section 409A, which was added by the American Jobs Creation Act of 2004. Under the terms of the new plan, an account will be established for each participant to record the participant’s deferrals and interest credits thereon.

     Eligibility Participation is limited to Directors, officers and a select group of management or highly compensated employees of the Company, APS, SunCor and El Dorado selected by an administrative committee appointed by the Company’s Board of Directors (the “Plan Committee”). Participants include Mr. Post and each of the Named Executive Officers.

     Deferrals A participant is allowed to defer up to 50% of the participant’s base salary and up to 100% of the participant’s bonus. Amounts deferred are credited with interest rates determined by the Plan Committee. Assuming the participants meet certain length-of-service requirements, the interest rate for 2005 under the Pre-2005 Plan and the new plan will be 7.5%. Deferrals of base salary must be made prior to the calendar year in which such base salary will be paid. Deferrals of any bonus payable in 2005 must be made before the end of 2004. Deferrals of bonuses paid in 2006 and future years must be made at least six months prior to the end of the earning period.

     Distributions When making a deferral election, a participant will also make an election regarding the timing and manner of distributions of the participant’s deferrals and interest thereon. Changes in any such election will be permitted only to the extent allowed by Internal Revenue Code Section 409A. All distributions under the Plan will be made in accordance with Internal Revenue Code Section 409A.

     Effective Date The plan will be effective as of January 1, 2005.

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Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

     APS hereby incorporates by reference the following Exhibit pursuant to Exchange Act Rule 12b-32 and Regulation §229.10(d) by reference to the filing set forth below:

		Originally Filed		Date
Exhibit No.	Description	as Exhibit:	File No.[a]	Effective
99.1	Amendment to Asset Purchase Agreement	99.1	1-8962	12-20-04

[a]	Reports filed under File No. 1-8962 were filed in the office of the Securities and Exchange Commission located in Washington, D.C.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIZONA PUBLIC SERVICE COMPANY (Registrant)
Dated: December 20, 2004	By:	/s/ Barbara M. Gomez
Barbara M. Gomez
Vice President and Treasurer

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